                             POWER OF ATTORNEY

     The undersigned Directors of PRUDENTIAL SECTOR FUNDS, INC. hereby constitute, appoint and authorize Marguerite E.H. Morrison as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ Saul K. Fenster                                  /s/ Stephen P. Munn
---------------------------                          ---------------------------
Saul K. Fenster                                      Stephen P. Munn


/s/ Delayne Dedrick Gold                             /s/ David R. Odenath, Jr.
---------------------------                          ---------------------------
Delayne Dedrick Gold                                 David R. Odenath, Jr.


/s/ Robert F. Gunia                                  /s/ Richard A. Redeker
---------------------------                          ---------------------------
Robert F. Gunia                                      Richard A. Redeker


/s/ Douglas H. McCorkindale                          /s/ Judy A. Rice
---------------------------                          ---------------------------
Douglas H. McCorkindale                              Judy A. Rice


/s/ W. Scott McDonald, Jr.                           /s/ Robin B. Smith
---------------------------                          ---------------------------
W. Scott McDonald, Jr.                               Robin B. Smith


/s/ Thomas T. Mooney                                 /s/ Louis A. Weil, III
---------------------------                          ---------------------------
Thomas T. Mooney                                     Louis A. Weil, III


                                                     /s/ Clay T. Whitehead
                                                     ---------------------------
                                                     Clay T. Whitehead

Dated:  May 22, 2001